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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 10, 2000
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                              Level 8 Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       0-26392                11-2920559
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


                              8000 Regency Parkway
                           Cary, North Carolina 27511
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (919) 380-5000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         a. Previous independent accountants

                  i. On July 10, 2000, Level 8 Systems, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants.

                  ii. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  iii. The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

                  iv. In connection with its audits for the two most recent fiscal years and any subsequent interim period, there have been no disagreements with
                           PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  v. In planning and performing the audit of the financial statements of the Company for the year ended December 31, 1998, PricewaterhouseCoopers LLP noted certain internal control deficiencies at the Company's New York/New Jersey facilities that it considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters relating to significant deficiencies in the design or operation of internal controls that could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements.

                           On or about March 31, 1999, PricewaterhouseCoopers LLP provided the Company with a letter regarding such reportable conditions. A detailed description of the deficiencies are listed below in this report.

                           Many of the deficiencies noted by
                           PricewaterhouseCoopers LLP were also noted by the Company's prior auditors. While the Company did make improvements during 1998, many of these deficiencies and accounting adjustments related to these deficiencies were not addressed until subsequent to December 31,1998 in conjunction with the finalization of the Company's 1998 annual report and, therefore, were required to be communicated by PricewaterhouseCoopers LLP under applicable AICPA guidelines.


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                  In early 1999, the Company itself conducted an extensive
                  internal review of the Company's 1998 accounting and made numerous adjustments in conjunction with the finalization of the Company's 1998 annual report. Additionally, on January 1, 1999, the Company ceased all accounting functions at its New York/New Jersey facilities and relocated all accounting, financial reporting and internal control responsibility to the Company's Cary, North Carolina finance operations.

                  PricewaterhouseCoopers LLP acknowledged these changes in its March 31, 1999 letter but could not comment on their effectiveness on the Company's internal control structure at that time. On February 11, 2000, PricewaterhouseCoopers LLP issued its report to the Company on the results of the audit for the year ended December 31, 1999. This report contained no matters that PricewaterhouseCoopers LLP considered to be reportable conditions under standards established by the AICPA.

         Reportable conditions identified in PricewaterhouseCoopers LLP's March 31, 1999 letter for the year ended December 31, 1998 were as follows:

                           Adequate Accounting Personnel

                           The Company lacked sufficient personnel in 1998 to maintain accurate books and records. In addition, it appeared that accounting supervisors lacked adequate knowledge of specific industry accounting or did not conduct sufficient reviews to ensure entries were booked properly.

                           Documentation

                           During 1998, the Company failed to maintain adequate documentation to support revenue and other transactions. In addition, certain documentation, while available, was not stored in a manner to facilitate access. In some circumstances, key accounting documentation had to be obtained from employees outside of the accounting and finance organization or from other alternative sources.



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                           Billing and Collections

                           During 1998, the Company was forced to write off or reserve significant amounts of receivables due to inadequate documentation or timely follow-up.

                           Revenue Recognition and Cutoff

                           During 1998, the Company recognized the revenue from several contracts prior to the point in time when the applicable requirements of Statement of Position 97-2 "Software Revenue Recognition" ("SOP 97-2") had been met. This resulted in several adjustments at year end.

                           Software Development Costs

                           During 1998, the Company's accounting department failed to collect and maintain adequate documentation for the composition of development costs capitalized under Statement of Financial Accounting Standards No. 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" ("SFAS 86") or for adjustments made to the carrying value of this software due to declines in the related product net realizable value. While adequate documentation for these decisions was eventually obtained from alternative sources, the Company's accounting department had to make considerable efforts to locate such documentation.

                           Related Party Transactions

                           During 1998, the Company failed to maintain adequate documentation for certain transactions with Liraz Systems Ltd., a significant shareholder of the Company. While adequate documentation was eventually located, due to the subjective nature of related party transactions, PricewaterhouseCoopers LLP recommended that the Company should ensure that all transactions with related parties are documented thoroughly and that the Company can support the valuation of any transactions.

                  vi. The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

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         b.       New independent accountants

                  The Company has engaged Deloitte & Touche LLP as its new independent accountants as of July 11, 2000. Prior to the engagement of Deloitte & Touche LLP, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Deloitte & Touche LLP regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Deloitte & Touche LLP.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c. Exhibits


                  16. Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant, dated July __,2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEVEL 8 SYSTEMS, INC.


Date: July 17, 2000                 By: /s/ Renee Fulk
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                                       Renee Fulk,
                                      Chief Financial Officer


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EXHIBIT INDEX
EXHIBIT
NUMBER            DESCRIPTION


Exhibit 16        Letter from PricewaterhouseCoopers LLP dated July __, 2000.*


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* To be filed by amendment